STOCK PURCHASE AGREEMENT

         THIS AGREEMENT is made as of August 29, 1997 by and between Liberty Technologies, Inc. a Pennsylvania corporation (the "Company"), Edison Venture Fund, L.P. a Delaware limited partnership (the "Seller"), and the purchasers whose names are set forth on Schedule I hereto (the "Purchasers").

         IN CONSIDERATION of the mutual covenants contained in this Agreement, the parties agree as follows:

         SECTION 1. Agreement to Sell and Purchase the Common Stock. At the Closing (as defined in Section 2), Seller will sell to each Purchaser, and each Purchaser will buy from Seller, upon the terms and conditions hereinafter set forth, the number of shares of the Company's common stock, $0.01 par value, set forth next to such Purchaser's name on Schedule I hereto (the "Shares") at a purchase price per Share of $4.0625. Seller also agrees to assign to the Purchasers, with the Shares, any and all registration rights Seller has under that certain Stock and Warrant Purchase Agreement dated October 27, 1987 between the Company and Seller and that certain Stock Purchase Agreement dated February 23, 1989 between the Company and the Investors listed therein (collectively, the "Stock Purchase Agreements"), and pursuant to Section 17 of each of the Stock Purchase Agreements, the Company agrees to honor such rights as exercised by the Purchasers pursuant to the terms of this Agreement.

         SECTION 2. Closing. The closing ("Closing") of the purchase and sale of the Shares hereunder shall occur at the offices of Pepper, Hamilton & Scheetz in Conshohocken, Pennsylvania promptly (and in any event within two business days) after the first to occur of (i) an indication to the Company by the Securities and Exchange Commission (the "SEC") that the SEC has declined to review the Company's Registration Statement on Form S-3 (to be prepared and filed pursuant to Section 8 below) (the "Form S-3"), or (ii) an indication to the Company by the SEC that the SEC has completed its review and has no further comments on the Company's Registration Statement on Form S-3 and acceptance by the SEC of the Company's acceleration request with respect to the Form S-3 (the "Closing Date"). At the Closing,

         (a) The Escrow Agent (as defined in Section 3) shall deliver to Seller the Total Aggregate Purchase Price, as set forth on Schedule I hereto (the "Aggregate Purchase Price"), by a certified or official bank check or checks or by wire transfer to an account to be designated by Seller by written notice to the Purchasers and the Escrow Agent prior to the Closing Date.

         (b) Seller shall deliver to each of the Purchasers certificates for the Shares duly endorsed or accompanied by stock powers duly endorsed for transfer in blank, with any required transfer stamps affixed thereto.

         SECTION 3. Escrow. Promptly (and in any event within three business days) after the execution of this Agreement, each Purchaser shall deposit with Rubin, Baum, Levin, Constant & Friedman (the "Escrow Agent") cash in the amount set forth next to such Purchaser's name on Schedule I hereto. The Escrow Agent shall deposit the Aggregate Purchase Price into a bank deposit or money market account mutually agreed upon by Seller and the Purchasers (the "Escrow Account"). The Escrow Agent shall hold the Aggregate Purchase Price in the Escrow Account until the Closing Date, and on the Closing Date, the Escrow Agent shall deliver the Aggregate Purchase Price to Seller in accordance with Section
2. Any interest earned upon the Aggregate Purchase Price in the Escrow Account from the date hereof to the Closing Date shall be either (i) credited and delivered to Seller at Closing if the price of the Company's common stock as listed in The Wall Street Journal on the Closing Date is equal to or greater than $4.0625, or (ii) distributed pro rata among the Purchasers at Closing if the price of the Company's common stock as listed in The Wall Street Journal on the Closing Date is less than $4.0625.

         SECTION 4. Conditions to Closing. (a) Seller's obligation to close the transaction shall be subject to the following conditions, any one or more of which may be waived by Seller:

                  (1) receipt by the Seller of a certified or official bank check or checks or wire transfer of funds in the full amount of the Aggregate Purchase Price; and

                  (2) the accuracy of the representations and warranties made by the Purchasers herein as of the date hereof and as of the Closing Date; and

                  (3) the fulfillment of those undertakings of the Purchasers and the Company to be fulfilled prior to the Closing.

         (b) The Purchasers' obligation to close the transaction shall be subject to the accuracy of the representations and warranties made by Seller herein as of the Closing and the fulfillment of those undertakings of Seller and the Company to be fulfilled prior to Closing as set forth herein.

         (c) Seller's and the Purchasers' obligation to close the transaction shall be subject to the further condition that arrangements satisfactory to the Purchasers and the Company shall have been made providing for the Form S-3 to be filed by the Company pursuant to Section 8 to be declared effective promptly following the Closing.

         SECTION 5. Representations, Warranties and Covenants of Seller. Seller hereby represents and warrants to, and covenants with, the Purchasers, as of the date hereof and as of the Closing Date, that:

         (a) Seller now has, and on the Closing Date will have, good and marketable title to and unrestricted power to vote and sell the Shares owned by Seller free and clear of any lien, pledge, charge, security interest, restriction or encumbrance of any kind other than restrictions on sale arising under federal securities law (each a "Lien") and, upon purchase and payment therefor and delivery to the Purchasers thereof in accordance with the terms of this Agreement, each Purchaser will obtain good and marketable title to such Shares free and clear of any Lien. All Shares owned by Seller have been duly authorized and validly issued and are fully paid and non-assessable. All Shares to be sold by Seller are registered in the name of such Seller.

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


         (b) Seller has the legal power, right and authority to enter into and perform this Agreement, and to perform each of its obligations hereunder. The execution, delivery and performance of this Agreement by Seller (i) requires no action by or in respect of, or filing with, or consent of, any governmental body, agency or official or any other person or entity and (ii) does not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or any other instrument binding upon such Seller. This Agreement has been duly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable in accordance with its terms.

         SECTION 6. Representations, Warranties and Covenants of the Purchasers.

         (a) Each of the Purchasers severally represent and warrant to, and covenant with, Seller and the Company, as of the date hereof and as of the Closing Date, that:

                  (1) such Purchaser is an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act") and also is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in private placement transactions;

                  (2) such Purchaser is acquiring the number of Shares set forth next to such Purchaser's name on Schedule I hereto for his or its own account for investment and with no present intention of distributing any of such Shares and that no arrangement or understanding exists with any other person regarding the distribution of any of such Shares (this representation and warranty not limiting such Purchaser's right to sell pursuant to an effective registration statement registering the Shares for resale or to be indemnified pursuant to the provisions hereof);

                  (3) such Purchaser will not, directly or indirectly, voluntarily offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder;

                  (4) such Purchaser has had an opportunity to ask questions and receive answers from the management of the Company regarding the Company and its business and has reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares;

                  (5) such Purchaser has completed or caused to be completed the Purchaser Questionnaire which is a part hereof and the answers thereto are true and correct to the best knowledge of such Purchaser as of the date hereof and will be true and correct as of the effective date of the Registration Statement (as defined in Section 8(a));

                  (6) such Purchaser will notify the Company immediately of any change in any of such information until such time as the Purchaser has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective pursuant to Section 8(a)(4); and

                  (7) such Purchaser has, in connection with its decision to purchase Shares, relied solely upon the documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act") during the twelve months preceding the date of this Agreement.

         (b) Each Purchaser agrees not to make any sale of the Shares without
(i) complying with the requirements of Section 8(b), and (ii) effectively causing the prospectus delivery requirements under the Securities Act to be satisfied. Each Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission or until the Company has amended or supplemented such prospectus. Each Purchaser hereby severally covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchasers notice of the suspension of the use of said prospectus and ending at the time the Company gives such Purchasers notice that the Purchasers may thereafter effect sales pursuant to said prospectus. Each Purchaser further acknowledges and agrees that the Shares are not transferable on the books of the Company unless the Purchaser executes and delivers to Seller, the Company and to the Company's transfer agent a certificate in the form attached hereto as Exhibit A.

         (c) Each Purchaser further severally represents and warrants to, and covenants with, Seller that (i) such Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of such Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchasers herein may be legally unenforceable.

         (d) The Purchasers will not, prior to the effectiveness of the Registration Statement, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "Disposition"), the common stock of the Company, nor will the Purchasers engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a Disposition of Common Stock of the Company by the Purchasers or any other person or entity. Such prohibited hedging or other transactions would include without limitation effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the common stock of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the common stock of the Company.

         SECTION 7. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Seller and the Purchasers herein shall survive the execution of this Agreement, the delivery to the Purchasers of the Shares being purchased and the payment therefor.

         SECTION 8. Registration of the Shares; Compliance with the Securities Act.

         (a) Registration Procedures and Expenses. The Company shall, in accordance with the terms of the Stock Purchase Agreements:

                  (1) as soon as practicable, give written notice to the holders of any Restricted Securities (as such term is defined in the Stock Purchase Agreements) of the Company of the Company's intention to register the Shares pursuant to this Section 8;

                  (2) as soon as practicable (and in any event within five (5) business days after the date hereof), prepare and file with the Commission a registration statement on Form S-3 (the "Registration Statement") covering the resale of the Shares by the Purchasers from time to time on the Nasdaq National Market or in privately negotiated transactions;

                  (3) use its best efforts, subject to receipt of necessary information from the Purchasers, to cause the Registration Statement to become effective as soon as practicable but in no event later than sixty days after the date thereof;

                  (4) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for a period not exceeding, with respect to each Purchaser's Shares purchased hereunder, the earlier of (i) the second anniversary of the Closing Date,
                  (ii) such time after the first anniversary of the Closing Date when such Purchaser's Shares purchased hereunder and then owned by such Purchaser represent no more than one percent of the Company's outstanding common stock, or (iii) such time as all Shares purchased by such Purchaser pursuant to this Agreement have been sold pursuant to the Registration Statement.

                  (5) furnish to each of the Purchasers with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchasers, provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to the Purchasers shall be subject to the receipt by the Company and Seller of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses;

                  (6) file documents required of the Company for normal blue sky clearance in all states specified in writing by the Purchaser, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

                  (7) bear all expenses in connection with the procedures in paragraphs (1) through (6) of this Section 8(a) and the registration of the Shares pursuant to the Registration Statement, including the reasonable fees and expenses, if any, of counsel or other advisers to the Purchasers.

         The Company understands that each of the Purchasers disclaims being an underwriter, but a Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

         (b) Transfer of Shares After Registration. Each Purchaser agrees that he or it will not effect any disposition of the Shares that would constitute a sale within the meaning of the Securities Act or applicable state securities laws except as contemplated in the Registration Statement referred to in Section 8(a). The Purchasers agree that to sell shares pursuant to the Registration
Statement:

                  (1) The Purchaser must notify the Company three (3) business days prior to sale through the Company's counsel, James D. Rosener, at the address provided in Section 10(a) hereto, of his or its intent to sell, so as to confirm that no event has occurred or is expected to occur which would make the Registration Statement false or misleading in any material respect, and to ensure that the Registration Statement in its possession is current in all material respects and has not been suspended. The Company may refuse to permit the Purchaser to resell pursuant to the Registration Statement, provided that it must notify the Purchaser in writing within three (3) business days that such a sale would violate federal securities laws unless the Registration Statement is updated. In such an event, the Company shall use its best efforts to amend the Registration Statement if necessary and take all other actions necessary to allow such sale under the federal securities laws within ten (10) business days of Purchaser's initial notification, and shall notify the Purchaser promptly after it has determined that such sale has become permissible under the federal securities laws. Notwithstanding the foregoing, within any twelve (12) month period the Company shall not, except upon advice of counsel as to the necessity pursuant to federal securities laws, under any circumstances be entitled to exercise its right to refuse to permit resale of any Shares pursuant to the Registration Statement (i) more than two (2) times or (ii) for an aggregate period in excess of thirty (30) days. Each Purchaser hereby covenants and agrees that it will not sell any Shares pursuant to the Registration Statement during the periods the Registration Statement is withdrawn as set forth in this Section.

                  (2) If the Company or its counsel does not, within such three
                  (3) business days, notify the Purchaser that it is exercising its right to delay such sale, the Purchaser may proceed with such sale provided that it arranges for delivery of a current prospectus to the transferee. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current prospectuses to each Purchaser and to supply copies to any other parties requiring such prospectuses.

                  (3) The Purchaser must also deliver to Seller and the Company's counsel a Notice of Sale substantially in the form attached hereto as Exhibit A, so that the Shares may be properly transferred.

         (c) Indemnification. The Company and Purchasers agree that the following provisions regarding indemnification shall control over the corresponding provisions in the Stock Purchase Agreements. For the purpose of this Section 8(c):

                  (1) the term "Selling Shareholder" shall mean any person or entity selling Shares pursuant to the Registration Statement, and any affiliate thereof;

                  (2) the term "Registration Statement" shall include any preliminary prospectus, final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 8(a); and

                  (3) the term "untrue statement" shall mean any untrue statement or alleged untrue statement of a material fact in the Registration Statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         The Company agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement, or arise out of any failure by the Company to fulfill any undertaking included herein or in the Registration Statement, and the Company promptly will reimburse such Selling Shareholder for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in preparation of the Registration Statement, or the failure of such Selling Shareholder to comply with the covenants and agreements contained herein.

         Each of the Purchasers severally agrees to indemnify and hold harmless the Company (and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure of any of such Purchaser to comply with its covenants and agreements contained herein, or any untrue statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, and such Purchaser promptly will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

         Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 8(c), such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist an actual or potential conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties.

         If the indemnification provided for in this Section 8(c) is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this paragraph were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this paragraph shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, no Purchaser shall be required to contribute any amount in excess of the amount by which the net amount received by the Purchaser from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Purchaser's obligations in this paragraph to contribute are several in proportion to their sales of the Shares to which such loss relates and not joint.

         The indemnifying party shall not make any settlement of any claims indemnified against hereunder without the prior written consent of the indemnified party or parties, which consent shall not be unreasonably withheld.

         The Company, upon the reasonable request of a Purchaser, will meet with such Purchaser or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Stock and will otherwise cooperate with any Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, that, the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Purchaser until and unless the Purchaser shall have entered into a confidentiality agreement in the form and substance reasonably satisfactory to the Company with the Company with respect thereto.

         (d) Termination of Conditions and Obligations. The restrictions imposed by Section 6 or this Section 8 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such restrictions are not necessary in order to comply with the Securities Act.

         (e) Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by the Purchasers, the Company will furnish to the Purchasers:

                  (i) as soon as practicable after it is filed, a copy of each Form 10-K, Form 10-Q and Form 8-K filed by the Company with the Commission;

                  (ii) upon the reasonable request of the Purchasers, all other information concerning the Company that is generally available to the public; and

                  (iii) upon the reasonable request of the Purchasers, an adequate number of copies of the prospectuses relating to the resale of the Shares to supply to any party requiring such prospectuses.

         SECTION 9. Indemnification. Each party agrees to indemnify and hold harmless the other parties from and against any losses, claims, damages or liabilities, together with all reasonable costs and expenses related thereto (including, without limitation, reasonable legal fees and expenses) arising from the breach of any of its representations, warranties, covenants or agreements contained herein.

         SECTION 10. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid:

         (a)      if to the Company to:

                  James D. Rosener, Esq.
                  Company Counsel
                  Liberty Technologies, Inc.
                  Lee Park, 555 North Lane
                  Conshohocken, PA 19428

         (b)      if to Seller to:              with a copy to:

                  Richard J. Defieux            William J. Schnoor, Esq.
                  Edison Venture Fund, L.P.     Testa, Hurwitz & Thibeault, LLP
                  997 Lenox Drive #3            125 High Street
                  Lawrenceville, NJ 08648       Boston, MA 02110
the Purchasers, at its address as set forth on the signature page to this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

         All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

         SECTION 11. Changes. Any term of this Agreement may be amended or compliance therewith waived with the written consent of Seller, the Company, and the holders of a majority of the Shares purchased pursuant to this Agreement.

         SECTION 12. Assignment. The rights and obligations under this Agreement may not be assigned by any party hereto without the prior written consent of the other parties.

         SECTION 13. Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

         SECTION 14. Waiver. The Company agrees that its duly authorized signature to this Agreement shall act as a waiver of Seller's and Seller's counsel's obligations under Section 10.4 of both of the Stock Purchase Agreements.

         SECTION 15. Expenses. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

         SECTION 16. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         SECTION 17. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         SECTION 18. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania and United States federal law.

         SECTION 19. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         SECTION 20. Termination. In the event the Closing has not taken place by January 31, 1998 due to the failure to occur of either of the events specified in clauses (i) and (ii) of Section 2, then either the Seller (by written notice to the Purchasers) or Purchasers, who have agreed to purchase a majority of the Shares (by written notice to the Seller and all other Purchasers) may terminate this Agreement. Upon any such termination the Escrow Agent shall return to each Purchaser the funds deposited by such Purchaser (together with any interest in respect thereof).






                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be executed by their duly authorized representatives as this 29th day of August, 1997.



LIBERTY TECHNOLOGIES, INC.                    EDISON VENTURE FUND, L.P.

                                              By:  EDISON PARTNERS, L.P.,
                                                   Its General Partner

By: /s/ R. Nim Evatt                          By: /s/ Richard J. Defieux
    ------------------------------                ------------------------------
Title: President and CEO                          General Partner


PURCHASERS:
/s/ Larry D. Hornbeck                          /s/ Don V. Ingram
----------------------------------             ---------------------------------
Larry D. Hornbeck                              Don V. Ingram
503 Overton                                    c/o Summit Partners
Fort Belivar, TX 77650                         2200 Ross Avenue, Suite 4500E
Fax:  409-744-0201                             Dallas, TX 77650
                                               Fax:  972-869-6585

/s/ L. Mark Newman                             /s/ Stephen F. Smith
----------------------------------             ---------------------------------
L. Mark Newman                                 Stephen F. Smith
Atlanta Investment Company                     Two Houston Center
601 Fairview Blvd.                             909 Fanin, Suite 3250
Incline Village, NV 89460                      Houston, TX 77010
Fax:  702-833-1890                             Fax:  713-651-3028

/s/ Stephen A. Wells                           /s/ Walter Epstein, Esq.
----------------------------------             ---------------------------------
Stephen A. Wells                               Walter Epstein, Esq.
P.O. Box 549                                   144 South Mountain Ave.
Little River, TX 76544                         Montclair, NJ 07042
Fax:  941-964-9080                             Fax:  201-783-5699


ENERGY CONSOLIDATION, INC.
/s/ Stephen A. Wells
----------------------------------
By: Stephen A. Wells
    ------------------------------
Title: Chairman
Two Houston Center
909 Fanin, Suite 3250
Houston, TX 77010
Fax:  713-651-3028

                                   Schedule I

                                        Number of                 Aggregate
     Name of Purchaser              Shares Purchased           Purchase Price
     -----------------              ----------------           --------------

Larry D. Hornbeck                         12,000                $   48,750.00

Don V. Ingram                             40,000                $  162,500.00

Atlanta Selective Fund                    40,000                $  162,500.00
      Number Six, L.P.

Stephen F. Smith                          40,000                $  162,500.00

Stephen A. Wells                          40,000                $  162,500.00

Walter Epstein, Esq.                      10,972                $   44,573.75

Energy Consolidation, Inc.                225,000               $  914,062.50
                                          =======               =============

 TOTAL                                    407,972               $1,657,386.25

                                    Exhibit A



                                               Date:
                                                    -------------------------


James D. Rosener, Esq.
Liberty Technologies, Inc.
Lee Park, 555 North Lane
Conshohocken, PA 19428

Richard J. Defieux
Edison Venture Fund, L.P.
997 Lenox Drive #3
Lawrenceville, NJ 08648

Re:  Liberty Technologies, Inc.


                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

         The undersigned, an officer of, or other person duly authorized by [official name of shareholder] ______________________________________________
("Shareholder") hereby certifies that Shareholder has sold [number]___________ shares of Liberty Technologies, Inc. Common Stock on [date] ________________ in accordance with registration statement number [fill in number or otherwise identify registration statement] ___________________ and the requirements of delivering a current prospectus has been complied with in connection with such sale.

Print or Type:

                  Name of Purchaser
                    (Individual or Institution):
                                                 -------------------------------

                  Name of Individual representing
                    Purchaser (if an Institution):
                                                  ------------------------------

                  Title of Individual representing
                    Purchaser (if an Institution):
                                                   -----------------------------

Signature by:

                  Individual Purchaser or
                    Individual representing Purchaser:
                                                       -------------------------

                             PURCHASER QUESTIONNAIRE


Name of Purchaser:
                                     ------------------------------------

Number of Shares to be Purchased:
                                     ------------------------------------

Name in which Shares are to be
registered (or specify DTC
settlement):
                                     ------------------------------------


Address of registered holder
(if other than DTC):
                                     ------------------------------------

                                     ------------------------------------

                                     ------------------------------------


Social Security or Tax ID No. of
registered holder (if other
than DTC):
                                     ------------------------------------

Contact name and telephone number
regarding settlement and
registration:
                                     ------------------------------------
                                     Name

                                     ------------------------------------
                                     Telephone Number

Number of shares of common stock of the Company beneficially owned by the Purchasers (meaning shares owned or controlled or which the Purchasers has the right to acquire or vote), other than the Shares being purchased pursuant hereto:
       --------------------------------

Have you or your organization had any position, office or other material relationship within the past three years with the Company.

                                 Yes                       No
                           ------                    ------

Do you or your organization have any direct or indirect affiliation or association with any NASD member?

                                 Yes                      No
                           ------                    ------

If yes to either of the last two questions, please indicate the nature of any such relationships below: